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                               EXHIBIT 99.1
                         SEVERANCE AWARD AGREEMENT

     This Severance Award Agreement (this 'Agreement') is dated as of January 9, 2007, by and between and Pyramid Oil Company, a California corporation (the 'Company'), and John Alexander ('Executive') and together, the 'Parties.'

     1. AWARD. In consideration of the many years of service that Executive has performed for and on behalf of the Company, the Company hereby awards to Executive a supplemental payment in connection with his future severance of employment with the Company which is in addition to any other benefits under any plans or agreements with the Company or which he has the right to receive or which the Company may elect to grant to him at such time.

     2. NATURE OF AWARD. On the Payment Date, as hereafter defined, Executive shall receive at the option of the Company 20,000 shares of the Company common stock (the 'Stock') or the fair market value of the Stock at the Payment Date. However, if the Company's outstanding stock or substantially all of its property is acquired by another Company (the 'Purchaser') for cash or property other than stock, the amount to be paid on the Payment Date shall be that amount that is paid or distributed in the transaction with respect to 20,000 shares of the Company common stock. If the Company is acquired for the stock of the Purchaser or for both stock and other property, the Stock shall consist of the shares of the Purchaser issued in the transaction with respect to 20,000 shares of the Company common stock and the amount payable on the Payment Date shall be such Purchaser's shares or their fair market value in cash and any other property issued in the transaction in which the Purchaser acquired the Company.

     3. PAYMENT DATE. The Payment Date shall be either the date that is the first day after six months have elapsed from the date of the severance of Executive's employment with the Company or, if the Executive dies prior to end of such period, the seventh day after the date of his death, whichever is shorter.

     4. EXISTENCE OF THE COMPANY. If the Company shall not be in existence on the Payment Date or if the Purchaser has not assumed the obligations of the Company to Executive under this Agreement, the amount of cash and/or securities that Executive is entitled to receive on the Payment Date shall be placed in escrow for the benefit of Executive.

     5. ELECTION TO ISSUE STOCK; EXECUTIVE'S OPTION. If the Company elects to issue the Stock to the Executive rather than to pay the fair market value of the Stock to the Executive, such Stock shall be registered at the Company expense before the issuance of the Stock or, if that is not possible for any reason, as soon as may be practicable. Notwithstanding the forgoing, if the Stock is not registered within 90 days from the date of its issuance, the Executive will have the option to sell the Stock to the Company at its fair market value on the date that the Executive gives notice of the exercise of the option.

     6. DETERMINATION OF FAIR MARKET VALUE. For purposes of this Agreement, the fair market value of the Stock shall be determined as follows:

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          a.     If the stock of the Company is listed on a securities
exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

          b. In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Board of Directors of the Company, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

     7.   GENERAL PROVISIONS.

          a. SEVERABILITY. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and
(iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

          b. GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws). Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the County of Kern in the State of California.

          c. WAIVER OF JURY TRIAL. THE PARTIES IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

          d. WAIVER. No failure of any of the Parties to exercise any power, right or privilege under this Agreement, and no delay on the part of any of the Parties in exercising any power, right or privilege under this Agreement, shall operate as a waiver of such power, right or privilege; and no

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single or partial exercise of any such power, right or privilege shall preclude any other or further exercise thereof or of any other power, right or privilege. Neither of the Parties shall be deemed to have waived any claim arising out of this Agreement, or any power, right or privilege under this Agreement, unless the waiver of such claim, power, right or privilege is expressly set forth in a written instrument duly executed and delivered, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          e. NONTRANFERABILITY. The rights of the Executive under this Agreement are not transferable except by will or the laws of descent and distribution unless the prior written consent of the Company is obtained.

          f. CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

          g. AMENDMENT. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Parties.

          h. NOTICES. Any notice, demand or request required or permitted to be given by either of the Parties pursuant to the terms of this Agreement shall be given in writing by hand delivery, by facsimile (at the telephone number set forth below) or three days after sending such notice by certified or registered mail to address set forth below, Attention: Corporate Secretary, in the case of notice to the Company.


                COMPANY                                 EXECUTIVE
          Pyramid Oil Company                        John Alexander


   By:                                          Name: JOHN ALEXANDER
      ---------------------------                     --------------
   Name:                                        Address: P O Box 832
        -------------------------                        Bakersfield, CA 93302
   Title:                                       Tel: (661) 325-1000
         -------------------------              Fax: (661) 325-0100

   Address: 2008 21 Street - P O Box 832
            Bakersfield, CA 93302
   Tel: (661) 325-1000
   Fax: (661) 325-0100